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                                                                   EXHIBIT 10.10




                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         WHEREAS, Kerr Group, Inc. (the "Company") and J. Stephen Grassbaugh (the "Employee") have entered into an Employment Agreement, dated as of February 24, 1989 (the "Employment Agreement"); and

         WHEREAS, pursuant to Paragraph 13 of the Employment Agreement, the Company and the Employee have agreed to amend the Employment Agreement.

         NOW, THEREFORE, effective as of the date written below, the Employment Agreement is amended as follows:

1. The second sentence of Paragraph 2(b)(3) shall be deleted and replaced with:

                 Notwithstanding anything in this Paragraph 2(b)(3) to the contrary, the Salary to be paid to Employee upon termination of employment pursuant hereto shall not be reduced by any amounts paid to Employee on account of any compensation received by Employee from other employment. Furthermore, the Company shall not be obligated to provide any such fringe benefit after Employee shall receive such fringe benefit at least as favorable to Employee from another employer.

IN WITNESS WHEREOF, the parties have executed this Amendment on the 2nd day of January, 1996.



                                            KERR GROUP, INC.


                                            By: /s/ Roger W. Norian
                                                -------------------------------
                                                        President


                                                /s/ J. Stephen Grassbaugh
                                                -------------------------------